UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 1, 2004
                                                   -------------

                       Campbell Alternative Asset Trust
                       --------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                    000-3311              52-2238521
       --------                    --------              ----------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)


                         c/o Campbell & Company, Inc.
                             Court Towers Building
                         210 West Pennsylvania Avenue
                            Towson, Maryland 21204
                                (410) 296-3301
                                --------------
                   (Address of principal executive offices)




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Item 5. Other Events

         On March 1, 2004, Campbell & Company, Inc., the Managing Owner of Campbell Alternative Asset Trust (the "Trust") sent a letter to investors in the Trust describing the challenges relating to investment capacity presently faced by the Trust due to the growth in assets under management of its commodity trading advisor, Campbell & Company, Inc.

         A copy of that letter is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CAMPBELL ALTERNATIVE
                                         ASSET TRUST
                                         By:  Campbell & Company, Inc.
                                              Managing Owner

                                         By:  /s/  Theresa D. Becks
                                              ----------------------
                                         Theresa D. Becks
                                         Chief Financial Officer, Secretary and
                                         Treasurer



April 2, 2004


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INDEX TO EXHIBITS

Exhibit Number     Description
--------------     -----------

99.1               Letter to Investors dated March 1, 2004